Exhibit 10.2

Schedule of other Third Amended and Restated Wholesale Power Contracts which are omitted and the material details in which such documents differ from

Exhibit 10.1

The terms and conditions of the Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and A&N Electric Cooperative filed as Exhibit 10.1 in this filing are substantially identical in all material respects, except as to the conforming changes related to the name of the member distribution cooperative, the specific delivery points, pre-existing owned generation facilities, and a requirement to obtain a governmental approval prior to effectiveness in some cases.

The listing of the other Third Amended and Restated Wholesale Power Contracts which are omitted is as follows:

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and BARC Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Choptank Electric Cooperative, Inc., entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Community Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Delaware Electric Cooperative, Inc., entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Mecklenburg Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Northern Neck Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Prince George Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Rappahannock Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Shenandoah Valley Electric Cooperative, entered into on July 1, 2024.

Third Amended and Restated Wholesale Power Contract between Old Dominion Electric Cooperative and Southside Electric Cooperative, entered into on July 1, 2024.